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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED AUGUST 31, 2009
               TO PROSPECTUSES DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes changes to the charge for and features of the optional LIS Plus rider that will be effective for Class A and B variable annuity contracts issued by MetLife Investors Insurance Company ("we," "us," or "our"). These changes are effective for contracts issued in the state of New Jersey based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on and after September 14, 2009.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THIS OPTIONAL RIDER, APPLICATIONS AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON SEPTEMBER 11, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

I.   FEE INCREASE AND CHANGES TO THE LIS PLUS RIDER

If we receive your application and necessary information, in good order, at our MetLife Annuity Service Center on and after September 14, 2009, the following CURRENT charge will apply:

     .    LIS Plus: 1.00% of the Income Base.

Please note that the MAXIMUM charge for the LIS Plus rider that may apply in the event of an Automatic or Optional Step-Up is not changing.

Additionally, if we receive your application and necessary information, in good order, at our MetLife Annuity Service Center on and after September 14, 2009, the following changes to the LIS Plus rider will apply:

     . The LIS Annuity Table specified in your contract will be calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. The annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

     . Annual Increase Amount: The annual increase rate is 5% per year through the contract anniversary prior to the owner's 91st birthday, and 0% per year thereafter.

     . Withdrawal adjustments are accumulated at the annual increase rate of 5% per year through the contract anniversary prior to the owner's 91st birthday, and 0% per year thereafter and withdrawal adjustments in a contract year are determined on a dollar for dollar basis if total partial withdrawals in a contract year are 5% or less of the Annual Increase Amount on the previous contract anniversary.

                                                                   SUPP-NJAB0809

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     .    If you exercise the LIS Plus rider, you must elect to receive annuity payments under one of the following fixed annuity payment options:

          1.   Life annuity with 5 years of annuity payments guaranteed; or

          2. Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint annuitants, who are not spouses, is greater than 10 years.

     . The LIS Plus payout rates are enhanced to equal or exceed 5.5% of the income base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 62nd birthday;
          (ii) your account value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an income base remaining; and
          (iii) the annuity option you select is the life annuity with 5 years of annuity payments guaranteed.

     . The LIS Plus payout rates are enhanced to equal or exceed 5% of the income base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 60th birthday;
          (ii) your account value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an income base remaining; and
          (iii) the annuity option you select is the life annuity with 5 years of annuity payments guaranteed.

     THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (800) 709-2811
Irvine, CA 92614

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